UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2018

 PERSPECTA INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-38395	82-3141520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15052 Conference Center Drive
Chantilly, VA	20151
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (571) 313-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Amendment No. 1 (“Amendment”) amends the Current Report on Form 8-K of Perspecta Inc. (“we,” “us,” "Perspecta," or the “Company”) filed with the Securities and Exchange Commission on June 6, 2018 (the “Current Report”) to include the pro forma financial information required by Item 9.01(b) of Form 8-K relating to our acquisition of Vencore Holding Corp. and KGS Holding Corp. The information reported in the Current Report is incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
Perspecta filed the audited combined financial statements as of and for each of the years ended December 31, 2017, 2016 and 2015 of Vencore Holding Corp. and KGS Holding Corp. in the Information Statement attached as Exhibit 99.1 to Amendment No. 3 to Perspecta’s Registration Statement on Form 10, filed on April 30, 2018.
(b) Pro Forma Financial Information
Unaudited pro forma condensed combined balance sheet as of March 31, 2018 and unaudited pro forma condensed combined statements of operations for the fiscal year ended March 31, 2018 are attached as Exhibit 99.3 to this Amendment, which is incorporated herein by reference.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
99.3	Unaudited Supplemental Pro Forma Combined Financial Statements of Perspecta Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PERSPECTA INC.

Dated: July 19, 2018	By:	/s/ John P. Kavanaugh
	Name:	John P. Kavanaugh
	Title:	Senior Vice President and Chief Financial Officer